SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K
                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 11, 2005

                       SOMERSET INTERNATIONAL GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                    0-10854               13-27956-75
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)    (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)
IDENTIFICATION NO.)

                            90 WASHINGTON VALLEY ROAD
                          BEDMINSTER, NEW JERSEY 07921
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (908) 719-8909
                            (ISSUER TELEPHONE NUMBER)


                                (FORMER ADDRESS)

============================================================================

FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 11, 2005 (the "Effective Date"), pursuant to an Agreement and Plan of Merger (the "Agreement") between the Company; Secure System, Inc. ("Secure" or "SSI"), a New Jersey corporation; and SECSYS Acquisition Corp. ("SECSYS"), a New Jersey corporation and wholly owned subsidiary of the Company, Secure merged into SECSYS and as the surviving entity of the merger became a wholly owned subsidiary of the Company. In consideration for the acquisition of all of the outstanding shares of Secure, the Company paid a total of $500,000 to Secure to be used as working capital and issued a total of 3,000,004 shares of its Series A Convertible Preferred Stock to the shareholders of Secure. These shares of Preferred Stock are convertible into shares of the Company's common shares at the option of the shareholder at the conversion rate of $1.00 per share.

The acquisition was financed through a short term bridge financing of $504,000. Pursuant to the terms of the offering, the Company had a minimum raise of $500,000 and a maximum raise of $700,000. As of March 11, 2005, the Company raised the minimum of $500,000 and these proceeds were distributed to Secure as part of that transaction. Each of the investors in this financing received six
(6) month notes with a twelve (12%) percent annual interest rate. In addition, we issued a total of 504,000 shares to these investors.

ITEM 2.01  COMPLETION OF  ACQUISITION  OR DISPOSITION
OF ASSETS

On March 11, 2005 pursuant to the Agreement, Secure merged into SECSYS and as the surviving entity of the merger became a wholly owned subsidiary of the Company. In consideration for the acquisition of all of the outstanding shares of Secure, the Company paid a total of $500,000 to Secure to be used as working capital and issued a total of 3,000,004 shares of its Series A Convertible Preferred Stock to the shareholders of Secure.

The following sets the business plan for Secure:

Secure was organized in 1991 to provide personal security systems to campus and other facility environments. SSI designs, manufactures, installs, and maintains these personal duress security systems. Secure's primary markets include college and university campuses as well as mental health facilities, housing developments, and other locales where high traffic and crime potential exist.

Secure has been a technology driven company whose emphasis is on quality and customer satisfaction. The Clery Award was given to the University of Bridgeport a Secure client, in 2003, for the results of its security improvements including the use of Secure's technology. This nationally recognized award is given to those individuals and organizations that have taken extraordinary actions in the pursuit of student safety. The University of Bridgeport went from one of the worst colleges in terms of student safety in the United States to one of the safest campuses in the country. The University has become the safest in Connecticut since implementing the technology. SSI's technology is proprietary and accordingly, it has limited competition in the marketplace and has been considered the best solution in its class.

Industry Overview

The Student Right-To-Know and Campus Security Act (Public Law 101-542) was passed in 1990 and was signed into law by President George Bush. Title II of this Act is known as the Crime Awareness and Campus Security Act of 1990. Since then it has been amended several times (National Center of Educational Statistics, 1997). The most recent version of this law was passed by Congress as part of the Higher Education Amendments Act of 1998. Its official title under this Act is the "Jeanne Clery Disclosure of Campus Security Policy and Campus Crime Statistics Act" (Public Law 105-244).

Current regulations call for institutions to annually distribute the security report defined by the Act to all current students and employees and provide a summary of the report to any applicant for enrollment or employment upon request (Federal Register, 1992). The purpose of the legislation is largely two-fold. First, by requiring institutions to report specific crime statistics, open their criminal activity logs, and share information about their crime prevention programs with prospective students and their parents so that information about campus safety can be factored into the college choice decision. Second, by notifying students, faculty, staff, and others of criminal activity occurring on campus, individuals can be made aware of the potential risks and make active choices about their personal behavior.

On average annually between 1995 and 2000, about 7.7 million people age 18 to 24 were enrolled full or part time in a college or university. During this period, college students were victims of approximately 526,000 crimes of violence annually: rape/sexual assault, robbery, aggravated assault, and simple assault. Of these violent crimes, an average of approximately 128,100 per year involved a weapon or serious injury to the victim.

It is to this market that Secure plans to focus its marketing efforts. The solutions for these colleges are very limited and the use of Secure's technology provides an opportunity to significantly decrease crimes of any kind on campus.

This emphasis on security is also pronounced in the healthcare arena, specifically in the mental health care facilities. Currently, Healthcare facilities represent a majority of SSI's installations. The Secure technology is applicable in any environment that is a campus like surrounding - contained and geographically definable - such as Public Housing developments, Assisted Living facilities, Federal and State prison and jail facilities.

Secure has already gone through the process and has been approved as a primary vendor for personal duress security systems for the State of New York Departments of Mental Health and Mental Retardation.

Services Offered

Secure has developed the proprietary technology for and is currently marketing an electronic personal security system that is designed for use in institutional environments such as hospitals, correctional facilities, colleges and universities, retirement communities and other institutional settings. In a mental health environment, for example, doctors and staff are frequently in a one on one situations with patients. Secure's system allows them to discreetly summon help if needed in these, or other situations. Secure's product takes a proactive approach to personal security, allowing law enforcement or security personnel the opportunity to respond to an individual's distress while in process instead of responding only after an event has taken place.

Technology

Secure's technology involves wireless transmitters and receivers in the 300MHz frequency range. This is an unlicensed range and not regulated by the Federal Communications Commission ("FCC") and provides for no interference from adjoining devices. SSI's devices have been approved by the FCC, however, as required. The device used by the user is a key chain attachment that has a small transmitter. SSI's proprietary technology is in the systems' software ability to instantly transmit to the client security dispatch center the exact location of the user on the campus or facility. Secure has the internal capability to design, manufacture, install, and maintain these systems.

Each user of the system (e.g. employee, student) is issued a personal alarm device ("PAL") which has a unique electronic signature identified with the user. It is small enough and light enough (weighing less than one ounce) to be easily carried on a key chain or worn as a pendant. When in a threatening situation, the user presses the button on the PAL, causing the device to transmit its unique signal. Receiving devices intercept the signal and re-transmit it, along with other data used in locating the signaling user, to a central monitoring station located in the institution's security office and optionally to other monitoring locations in the facility and/or to security vehicles, if desired. Within seconds, the individual's identity, including photo ID is displayed at the monitoring station(s), as is their location, which is pinpointed on a map for ease of reference (if required, the system can locate a person to a specific room). Security and/or other personnel then deploy assistance to the individual in distress. The system operates indoors, outdoors or both and accordingly can provide full facility or campus-wide coverage. Secure's system has been credited with saving life and avoiding injury and violent crime in institutions where it is currently being used. Moreover, officials of institutions which have installed Secure's personal security system report that merely having the PAL gives users a feeling of security and reduces the anxiety which can be associated with moving around within institutions.

Customers and Market

Secure markets its services through its staff headquartered at the company's facility in Ocean, New Jersey, one authorized reseller, and through customer referral. Electronic personal security is a relatively new technology and the market continues to develop. Secure's current customers have demonstrated a need and perceived usefulness for the product. SSI believes its recent contract with the State of New York will give it more visibility and credibility and that sales will further increase as customer awareness is achieved. While Secure's primary market has been mental health facilities, it believes that colleges and universities will be a significant future market for its system.

Secure has proven the viability of its technology with several operating sites, including an installation encompassing nearly 90 acres, containing 47 different buildings and protecting nearly 2,000 individuals at the University of Bridgeport. Twenty-seven systems for the State of New York have already been installed.

Materials

The primary materials used in the manufacture of SSI's personal security products are printed circuit boards and electronic components. These items are obtained directly from manufacturers or distributors. Secure has the necessary supply chains in place to obtain all the necessary materials to produce customer assemblies. Secure utilizes just-in-time procurement practices to maintain its materials at the proper level to support its customers' needs. Secure maintains a minimum finished goods inventory since their model is based on `built-to-order' only. This basically reduces the concern of obsolescence and inventory write-off. The materials required to produce most products are readily available. In most cases, they dual-source all materials, insuring competitive pricing and availability. Adequate amount of materials have been available in the past and Secure believes this availability will continue in the foreseeable future.

Competition

Secure's technology is proprietary and it has elected to treat its locating methodology as a trade secret. While a few companies have a related product, Secure knows of only one other direct competitor. Secure believes it has a technological advantage in that it can more precisely locate an individual in distress, especially in indoor environments. The State of New York, in examining related competitive technologies has determined Secure's product to be the product of choice and Secure to be the vendor of choice.

Government Regulations

Secure's operations are subject to FCC licensing and Secure's devices have been approved by the FCC as required. Secure has been licensed by the FCC for two nationwide two-way licenses in the 450MHz frequency for use during installation and testing. These licenses are effective for ten years and are automatically renewable.

Employees

As of March 11, 2005, the Secure had 20 employees. These employees include 6 in manufacturing and engineering, 1 in sales and marketing, 10 in service and installation, and 3 in administration. No employees are currently covered under collective bargaining agreements.

Facilities

The Secure operates from a 10,000 square facility, located in central New Jersey. The facility is leased under a short-term lease that expires in December 2005. Approximately 2,000 square feet of space is utilized by Engineering and Administration and the balance, 8,000 square feet, is used for Manufacturing.

The following sets forth the management for Secure. These individuals will remain in their current positions as the management for Secure, the Company's wholly owned subsidiary. John X. Adiletta shall be the sole officer and director of the Company.

Gregory S. Lawson, President and Chief Executive Officer

Mr. Lawson, age 57, is an executive with broad experience in operational, engineering and financial management. Prior to joining the Secure, he served for four years as Executive Vice President -Operations of Checkpoint Systems, Inc., a world leader in electronic article surveillance and access control systems. At Checkpoint Mr. Lawson was responsible for all research and development, manufacturing, quality assurance and facilities management. Among his achievements were bringing three new factories on line controlling six different technologies and for increasing Checkpoint's intellectual property portfolio by 100%. Mr. Lawson had profit and loss responsibilities for foreign operations while at Checkpoint. Mr. Lawson holds an MBA. Mr. Lawson also served McDonnell Douglas Computer Systems Company from 1976 to 1988 in several capacities, including Vice President of Worldwide Operations for a period of 10 years.

Stephen E. Roman, Vice President - Finance and Chief Financial Officer

Mr. Roman, age 57, holds a MBA degree and is a Certified Public Accountant. He has "Big 5" accounting experience and became Controller of Radiofone Corporation when it was founded in 1972. Radiofone, a publicly held radio paging service provider, became the largest such company in the U.S. by 1982. Mr. Roman was named Vice President of Radiofone in 1977. In addition to his responsibilities for finance and accounting, he was COO and second in command to the President and Chairman, overseeing all other daily activities of Radiofone. Radiofone was subsequently sold to broadcaster Metromedia, Inc., where Mr. Roman became manager of the telecommunications unit. Prior to joining Secure, Mr. Roman was self-employed as a consultant, serving as CFO to companies (some publicly held) on a part time basis. He has over 26 years of experience in corporate finance, SEC and tax matters, and has been involved in the start-up and day-to-day operational activities of several other companies.

Douglas Morrison, Director of Engineering and Product Development

Mr. Morrison, age 55, has been a systems engineer for the past 25 years, having unique abilities in hardware and software design in a radio frequency environment. After working as a field engineer with Motorola in the 1970's, he became Vice President of Engineering at Radiofone Corp. At Radiofone, Mr. Morrison engineered and designed what was to become the largest contiguous radio paging (beeper) system in the U.S., recognized as being a technologically superior system by the industry. By his design of a special interface, Radiofone was able to be the first paging company to offer numeric display paging and his development of a data entry protocol for alphanumeric paging is still in use today. In addition to the Radiofone system, he was involved in the engineering and design of other wide area paging systems and other special design projects.

As Director of Engineering of the Secure since its inception, Mr. Morrison is responsible for the hardware and software design of the Secure's electronic personal security system.

Donald Ullery, Vice President - Manufacturing

Mr. Ullery, age 67, is a manufacturing executive with over 30 years of production and quality control experience. For fifteen years, Mr. Ullery worked for EAC Industries, a leading manufacturer of military communications systems. His duties and accomplishments included the establishing of manufacturing facilities, expanding their capabilities as demand dictated and streamlining all facets of production for cost effectiveness and quality control. Mr. Ullery, who became Vice President of EAC, also has experience with the design and production of computer driven "smart" private telephone systems and pay telephones.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On March 11, 2005, the Company closed on a short term bridge financing of $504,000. Pursuant to the terms of the offering, the Company had a minimum raise of $500,000 and a maximum raise of $700,000. As of March 11, 2005, the Company raised the minimum of $500,000 and these proceeds were distributed to Secure as part of that transaction. Each of the investors in this financing received six
(6) month notes with a twelve (12%) percent annual interest rate. In addition, we issued a total of 504,000 shares to these investors. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by the Company did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. The Company did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, these investors had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a "public offering." Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

In consideration for the acquisition of all of the outstanding shares of Secure, the Company issued a total of 3,000,004 shares of its Series A Convertible Preferred Stock to the shareholders of Secure. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by the Company did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. The Company did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, these investors had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a "public offering." Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 10, 2005, Paul Patrizio, resigned from the Board of Directors and as Executive Vice President, Principal Financial Officer and Secretary. Such resignation was in accordance with the terms of an Agreement and is not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practice. In accordance with his resignation, Mr. Patrizio agreed to return a total of 1,289,843 shares of the Company's common stock to the Company.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Financial Statements of Secure shall be filed with an amendment to this Form 8-K within seventy- one days from the filing of this Form 8-K.

(b)  Pro Forma Financial Information.

     Financial Statements of Secure shall be filed with an amendment to this Form 8-K within seventy- one days from the filing of this Form 8-K.

(c)  Exhibits.

     Agreement and Plan of Merger (the "Agreement") between the Company; Secure System, Inc., and SECSYS Acquisition Corp.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SOMERSET INTERNATIONAL CORPORATION

                                    By: /s/ JOHN X. ADILETTA
                                        --------------------------
                                            JOHN X. ADILETTA
                                            Chief Executive Officer and
                                            President
Dated: March 15, 2005